Rule 497(e)
File Nos. 333-151805; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

333-151805    HV-6776 – Premier Innovations℠
333-151805    HV-6777 – Hartford 403(b) Cornerstone Innovations
333-151805    HV-6778 – Premier Innovations℠ (Series II)

Supplement dated July 11, 2025 to your Prospectus dated May 1, 2025

This Supplement amends the name of an underlying fund contained in the above-referenced Prospectuses dated May 1, 2025.

Accordingly, effective July 28, 2025, the information for Neuberger Berman Sustainable Equity Fund – Class A found in the “Appendix A – Underlying Funds” section of the Prospectuses is updated as follows (all other information in the “Appendix A – Underlying Funds” section of the Prospectuses remains unchanged):

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Blend	Neuberger Berman Sustainable Equity Fund – Class A (Effective 7/28/25, Neuberger Berman Sustainable Equity Fund will be renamed Neuberger Berman Quality Equity Fund)	1.07%	27.95%	14.06%	11.41%
	Adviser: Neuberger Berman Investment Advisers LLC
	Subadviser: N/A

This Supplement must be accompanied by and read in conjunction with the current Prospectus. Please read this Supplement carefully and retain it for future reference.

2025-PROSUPP-5-HV6776, 6777, 6778